UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  June 30, 2007

Date of reporting period:  June 30, 2007

Item 1. Report to Stockholders.

McCarthy Multi-Cap Stock Fund
(MGAMX)

Annual Report
June 30, 2007

McCarthy Multi-Cap Stock Fund,
a series of Advisors Series Trust
(MGAMX)

Annual Letter to Shareholders
June 30, 2007

Dear Fellow Shareholder:

The McCarthy Multi-Cap Stock Fund’s (the “Fund,” ticker: MGAMX) performance for various periods ended June 30, 2007, and the performance for the Standard & Poor’s 500 Index (the “Index” or the “S & P 500”), with dividends reinvested, are shown below:

	McCarthy
	Multi-Cap	Standard & Poor’s	MGAMX
Time Period	Stock Fund	500 Index	Versus Index
Six months	4.77%	6.96%	-2.19%
One year	13.51%	20.59%	-7.08%
Three years annualized	9.43%	11.68%	-2.25%
Five years annualized	11.18%	10.71%	+0.47%
Annualized since 8/6/01 inception date	5.69%	5.73%	-0.04%
Cumulative since 8/6/01 inception date	38.65%	38.93%	-0.28%

Gross Expense Ratio:  1.30%
Net Expense Ratio:  1.15%*

*  The advisor has a contractual agreement to waive fees indefinitely.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

The Fund moved forward with a gain of 4.77% in the first six months of 2007.  In a continuation of recent trends, the top performing economic sectors continued to include commodity-based businesses and those tied to a strong global economy.  Energy stocks and Basic Materials stocks, such as steel, aluminum and chemicals, provided double-digit gains for the first half of 2007.  Financial Services, the largest economic sector in the S & P 500, actually declined year-to-date.  Rising interest rates, sub-prime credit problems and real estate issues put pressure on the Financials.  Stocks in cyclical industries, especially the Basic Materials sector stocks, are not favored in our investment process.  Our investment style favors companies that generate steady, and high, cash flow returns on invested capital.  Based on relative valuations, we remain optimistic that stocks favored by our investment style will soon return to favor with the investing public.

Top Five Industries	%
Insurance	11.8%
Health Care Providers & Services	8.1%
Oil & Gas	7.0%
Machinery	6.7%
Software	6.1%
Total in Top Five Industries	39.7%

Ten Largest Holdings	%
Berkshire Hathaway Inc Cl B	4.0%
Fastenal Co.	3.5%
Microsoft Corp	3.4%
Western Union Co.	3.2%
Tyco International Ltd.	2.9%
American Express Co.	2.9%
Devon Energy Corp.	2.8%
Johnson & Johnson	2.8%
American International Group	2.8%
UnitedHealth Group, Inc.	2.6%
Total of Ten Largest Holdings	30.9%

The companies that we favor have continued to build value during this period where investors have shopped elsewhere.  The free cash flow generated by these companies has been allocated well by capable managers.  These managers have been raising dividends, repurchasing stock and making accretive acquisitions; all of which should ultimately benefit shareholders.   We believe the current economic and financial conditions favor solid larger companies that serve the world with products used daily by consumers.  One such company is Procter & Gamble Co. (P&G), which was added to the Fund portfolio in the first half of 2007.  Procter & Gamble is one of the leading consumer product companies in the world.  P&G owns a long list of popular brands in twenty-four product categories.  Twenty-two of P&G’s brands generate annual sales in excess of $1 billion per brand.  P&G’s brand names include Gillette, Duracell, Charmin, Pampers, Folgers, Iams, Pringles, Puffs and a list of other brands that would fill this page.

We believe P&G’s huge scale and strong brand recognition give it a significant competitive advantage.  In most of its brand categories, P&G is the price leader.  P&G’s focus on efficiency and asset utilization has resulted in the Company generating some of the best profitability metrics in the industry.  P&G spends heavily in the development of new products and the extension of existing brands.  Recent successes include Febreze, Swiffer and ThermaCare.  An example of brand extension was the combination of Tide and Downy which reinvigorated the Tide brand name.

Last year, 57% of P&G’s revenues came from outside of the United States, which should benefit the Company should the U.S. dollar decline. The defensive nature of the Company’s consumer staples products appeals to us as well.  The stock price has languished as Gillette’s operations were integrated and investors focused on more cyclical industry groups.  One other noteworthy point is that P&G has returned a significant amount of its free cash flow to shareholders, having completed a $20 billion share repurchase program in 2006.  Additional authorizations for share repurchases are in place, a strategy that we applaud given the stock’s current discount to value.

In summary, P&G meets the spirit of the Fund’s investment style.  The Company has consistently produced cash flow returns on capital (CFROC) above its cost of capital, and our work suggests that these good returns will continue.  Management’s financial interests are properly aligned with shareholders, given that stock ownership by top management is relatively high. Finally, our research points to good value growth in the future, and the stock is currently trading materially below our estimate of value.

Five Fund holdings with the largest gains, in dollars, for the past six months:

•	SLM Corp. (SLM)

•	Caremark RX, Inc. (CMX)

•	FirstService Corp. (FSRV)

•	Innovative Solutions & Supply (ISSC)

•	Devon Energy Corp. (DVN)

Five Fund holdings with the largest losses, in dollars, for the past six months:

•	Packeteer, Inc. (PKTR)

•	Omnicare, Inc. (OCR)

•	Triad Guaranty, Inc. (TGIC)

•	Western Union Co. (WU)

•	Johnson & Johnson (JNJ)

Thank you for being our partners in the McCarthy Multi-Cap Stock Fund!  The officers, employees, and affiliates of your Fund’s advisor have a substantial investment in the Fund.  We believe our investment in the Fund properly aligns our interests with yours, now and in the future.

Sincerely,
McCarthy Group Advisors, LLC

Richard L. Jarvis
Portfolio Manager and Chief Investment Officer

Opinions expressed are those of Richard L. Jarvis and are subject to change, are not guaranteed and should not be considered investment advice.

The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  Indexes are not available for direct investment and do not incur expenses.

Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.  (08/07)

Comparison of the change in value of a $10,000 investment in the
McCarthy Multi-Cap Stock Fund versus the S&P 500 Index

			Annualized	Cumulative
	One Year	Five Year	Return Since	Return Since
Average Annual Total Return	Return	Return	Inception 8/6/01	Inception 8/6/01
McCarthy Multi-Cap Stock Fund	13.51%	11.18%	5.69%	38.65%
S&P 500 Index	20.59%	10.71%	5.73%	38.93%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.

Returns reflect the reinvestment of dividends and capital gains.  Indices do not incur expenses and are not available for investment. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance reflects fee waivers and Advisor recovery of fees waived.  Absent fee waivers for the years ended June 30, 2002 through June 30, 2006, total returns would be reduced.  Absent Advisor fee-waiver recovery for the year ended June 30, 2007, total returns would be increased.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Average annual total return represents the average change in account value over the periods indicated.

ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2007 (Unaudited)

SCHEDULE OF INVESTMENTS
at June 30, 2007

Shares	COMMON STOCKS - 94.96%	Value
	Air Freight & Logistics - 0.47%
6,185	Forward Air Corp.	$210,847
	Beverages - 1.92%
13,196	PepsiCo, Inc.	855,761
	Capital Markets - 1.55%
18,120	Federated Investors, Inc. - Class B	694,540
	Chemicals - 0.51%
13,200	Headwaters, Inc.*	227,964
	Commercial Services & Supplies - 3.29%
15,755	FirstService Corp.*#	567,495
24,100	Gevity HR, Inc.	465,853
6,118	Jackson Hewitt Tax Service, Inc.	171,977
2,000	Strayer Education, Inc.	263,420
		1,468,745
	Communications Equipment - 0.69%
39,456	Packeteer, Inc.*	308,151
	Computers & Peripherals - 1.41%
17,770	Avid Technology, Inc.*	628,169
	Construction Materials - 1.52%
13,870	Eagle Materials, Inc.	680,323
	Consumer Finance - 3.34%
20,840	American Express Co.	1,274,991
7,741	MoneyGram International, Inc.	216,361
		1,491,352
	Financial Publishing & Services - 1.92%
13,800	Moody’s Corp.	858,360
	Food & Staples Retailing - 1.97%
24,191	CVS Caremark Corp.	881,762
	Food Products - 3.44%
12,425	Lancaster Colony Corp.	520,483
18,385	Wm. Wrigley Jr. Co.+	1,016,875
		1,537,358

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2007

Shares	COMMON STOCKS - 94.96% (Continued)	Value
	Health Care Equipment & Supplies - 1.96%
10,935	Haemonetics Corp.*	$575,290
8,590	Palomar Medical Technologies, Inc.*	298,159
		873,449
	Health Care Providers & Services - 8.08%
10,580	Computer Programs & Systems, Inc.	327,768
14,183	Laboratory Corporation of America Holdings*	1,109,962
18,478	Odyssey HealthCare, Inc.*	219,149
22,400	Omnicare, Inc.	807,744
22,400	UnitedHealth Group, Inc.	1,145,536
		3,610,159
	Hotels, Restaurants & Leisure - 1.21%
10,280	International Speedway Corp. - Class A	541,859
	Household & Personal Care Products - 2.56%
18,700	Procter & Gamble Co.	1,144,253
	Industrial Conglomerates - 5.04%
11,125	3M Co.	965,539
38,000	Tyco International Ltd.#	1,284,020
		2,249,559
	Insurance - 11.81%
17,580	American International Group, Inc.	1,231,127
10,960	Argonaut Group, Inc.*	342,062
494	Berkshire Hathaway Inc. - Class B*	1,780,870
3,108	Hanover Insurance Group, Inc.	151,639
27,015	Horace Mann Educators Corp.	573,799
43,300	Old Republic International Corp.	920,558
6,878	Triad Guaranty, Inc.*	274,638
		5,274,693
	IT Services - 5.09%
15,100	Acxiom Corp.	399,395
13,300	Hewitt Associates, Inc. - Class A*	425,600
69,628	Western Union Co.	1,450,351
		2,275,346
	Machinery - 6.67%
6,000	Actuant Corp. - Class A	378,360

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2007

Shares	COMMON STOCKS - 94.96% (Continued)	Value
	Machinery - 6.67% (Continued)
12,230	Kaydon Corp.	$637,428
20,600	Mueller Water Products, Inc. - Class B	309,000
10,600	The Toro Co.	624,234
18,640	Wabash National Corp.	272,703
20,800	Wabtec Corp.	759,824
		2,981,549
	Media - 1.56%
14,420	John Wiley & Sons, Inc. - Class A	696,342
	Metals & Mining - 2.46%
31,650	Compass Minerals International, Inc.	1,096,989
	Mortgage REITs - 0.72%
6,680	Redwood Trust, Inc.	323,178
	Oil & Gas - 6.96%
5,400	Anadarko Petroleum Corp.	280,746
8,300	Apache Corp.	677,197
11,260	ConocoPhillips	883,910
16,206	Devon Energy Corp.	1,268,768
		3,110,621
	Oil & Gas Exploration & Production - 1.42%
18,300	Chesapeake Energy Corp.	633,180
	Oil & Gas Services - 0.92%
24,040	RPC, Inc.	409,642
	Pharmaceuticals - 5.30%
20,346	Johnson & Johnson	1,253,720
16,580	Schering-Plough Corp.	504,695
36,440	Valeant Pharmaceuticals International	608,184
		2,366,599
	Software - 6.10%
12,830	Fair Isaac Corp.	514,739
26,021	Jack Henry & Associates, Inc.	670,041
52,200	Microsoft Corp.	1,538,334
		2,723,114
	Thrifts & Mortgage Finance - 1.57%
16,439	Washington Mutual, Inc.	700,959

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2007

Shares	COMMON STOCKS - 94.96% (Continued)	Value
	Trading Companies & Distributors - 3.50%
37,300	Fastenal Co.	$1,561,378
	TOTAL COMMON STOCKS
	(Cost $35,771,590)	42,416,201

	SHORT-TERM INVESTMENTS - 3.76%
1,679,550	Federated Cash Trust Treasury Money Market Fund
	(Cost $1,679,550)	1,679,550
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $37,451,140) - 98.72%	44,095,751
	Other Assets in Excess of Liabilities - 1.28%	571,336
	NET ASSETS - 100.00%	$44,667,087

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Security is subject to a written call option.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF CALL OPTIONS WRITTEN
at June 30, 2007

Contracts		Value
180	Wm. Wrigley Jr. Co.
	Expiring December, 2007, Exercise Price: $60.00	$23,400
	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $57,239)	$23,400

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2007

ASSETS
Investments, at value (cost $37,451,140)	$44,095,751
Receivables:
Securities sold	809,738
Fund shares issued	3,661
Dividends and interest	37,421
Prepaid expenses	8,621
Total Assets	44,955,192
LIABILITIES
Payables:
Securities purchased	191,701
Fund shares redeemed	8,593
Call options written, at value (proceeds $57,239)	23,400
Advisory fees	25,743
Professional fees	17,867
Printing and mailing fees	4,124
Fund accounting fees	4,524
Administration fees	4,461
Transfer agent fees and expenses	4,044
Custody fees	2,211
Chief Compliance Officer fee	1,249
Accrued expenses	188
Total Liabilities	288,105
NET ASSETS	$44,667,087
Net asset value, offering and redemption price per share
[$44,667,087 / 3,570,896 shares outstanding; unlimited number
of shares (par value $0.01) authorized]	$12.51
COMPONENTS OF NET ASSETS
Paid-in capital	$34,170,967
Undistributed net investment income	161,349
Accumulated net realized gain on investments
and option contracts written	3,656,321
Net unrealized appreciation of:
Investments	6,644,611
Option contracts written	33,839
Net Assets	$44,667,087

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2007

INVESTMENT INCOME
Dividend	$667,825
Interest	46,046
Total income	713,871
EXPENSES
Advisory fees (Note 3)	284,599
Administration fees (Note 3)	50,920
Fund accounting fees (Note 3)	30,190
Professional fees	27,841
Transfer agent fees and expenses (Note 3)	23,181
Custody fees (Note 3)	15,522
Registration fees	8,820
Chief Compliance Officer fee (Note 3)	7,499
Shareholder reporting	7,225
Trustee fees	6,649
Insurance	6,278
Miscellaneous fees	4,448
Total expenses	473,172
Add: advisory fee recoupment (Note 3)	14,793
Net expenses	487,965
NET INVESTMENT INCOME	225,906
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND OPTION CONTRACTS WRITTEN
Net realized gain/(loss) on:
Investments	3,799,948
Option contracts written	(58,082)
Net realized gain	3,741,866
Net change in unrealized appreciation on:
Investments	1,371,337
Option contracts written	33,839
Net unrealized appreciation	1,405,176
Net realized and unrealized gain on
investments and option contracts written	5,147,042
Net Increase in Net Assets Resulting from Operations	$5,372,948

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2007	June 30, 2006
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$225,906	$(20,394)
Net realized gain on investments
and option contracts written	3,741,866	1,810,008
Net change in unrealized appreciation
on investments and option contracts written	1,405,176	320,804
Net increase in net assets
resulting from operations	5,372,948	2,110,418
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(64,557)	—
From net realized gain on investments
and option contracts written	(1,892,420)	(1,974,770)
Total decrease in net assets
resulting from distributions	(1,956,977)	(1,974,770)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,614,933	4,454,719
Total increase in net assets	5,030,904	4,590,367
NET ASSETS
Beginning of year	39,636,183	35,045,816
End of year	$44,667,087	$39,636,183
Includes undistributed net investment income of:	$161,349	$—

(a) A summary of shares transactions is as follows:

	Year Ended		Year Ended
	June 30, 2007		June 30, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	298,604	$3,570,332	1,036,976	$12,090,448
Shares issued in
reinvestment of distributions	160,567	1,925,198	165,517	1,936,553
Shares redeemed	(322,513)	(3,880,597)	(826,348)	(9,572,282)
Net increase	136,658	$1,614,933	376,145	$4,454,719

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a fund share outstanding throughout the year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003
Net asset value,
beginning of year	$11.54	$11.46	$10.54	$8.77	$8.13
Income from
investment operations:
Net investment income/(loss)	0.06	(0.01)	(0.03)	(0.06)	(0.03)
Net realized and unrealized
gain on investments and
option contracts written	1.47	0.73	0.95	1.83	0.67
Total from investment operations	1.53	0.72	0.92	1.77	0.64
Less distributions to shareholders:
From net investment income	(0.02)	—	—	—	—
From net realized gain on investments
and option contracts written	(0.54)	(0.64)	—	—	—
Total distributions	(0.56)	(0.64)	—	—	—
Net asset value, end of year	$12.51	$11.54	$11.46	$10.54	$8.77
Total return	13.51%	6.18%	8.73%	20.18%	7.87%
Supplemental data and ratios:
Net assets,
end of year (in millions)	$44.7	$39.6	$35.0	$31.2	$26.1
Ratio of net expenses
to average net assets:
Before expense
reimbursement/recoupment	1.11%	1.43%	1.47%	1.51%	1.58%
After expense
reimbursement/recoupment	1.15%	1.22%[1]	1.25%	1.25%	1.25%
Ratio of net investment
income/(loss) to average net assets:
Before expense
reimbursement/recoupment	0.57%	(0.26%)	(0.53%)	(0.84%)	(0.70%)
After expense
reimbursement/recoupment	0.53%	(0.05%)[1]	(0.31%)	(0.58%)	(0.37%)
Portfolio turnover rate	62%	75%	61%	51%	58%

[1]	Effective April 6, 2006, the Advisor contractually agreed to lower the net annual operating expense limit to 1.15%.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

The McCarthy Multi-Cap Stock Fund (the “Fund”) is a series of Advisor Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.  The Fund commenced operations on August 6, 2001.  The investment objective of the Fund is to seek long-term growth of capital.  The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which quotations are not readily available, or if the closing price does not represent fair market value, are valued at their respective fair values as determined in good faith by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments are valued at amortized cost which approximates market value.  Investments in other mutual funds are valued at their net asset value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.  U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

B.
Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Dividend income

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2007

and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2007

connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

G.
REITs.  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Application of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for the fiscal years beginning after December 15, 2006.  The Fund will apply FIN 48 to all open tax years on the date of adoption, which is expected to be December 31, 2007.  The Fund is evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

McCarthy Group Advisors, L.L.C. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement the Advisor furnishes all investment advice, office space, facilities,

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2007

and most of the personnel needed by the Fund.  As compensation for its services, the Advisor receives a monthly fee at an annual rate of 0.75% of the first $20 million of the Fund’s average daily net assets, and 0.60% of the Fund’s average daily net assets over $20 million.  For the year ended June 30, 2007, the Fund incurred $284,599 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its expense ratio of expenses to average net assets will not exceed 1.15%.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses.  Under the expense limitation agreement, the Advisor may recoup reimbursements only for fee reductions and expense payments made in the previous three fiscal years. For the year ended June 30, 2007, the Advisor recouped expenses of $14,793.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Cumulative expenses subject to recapture amount to $138,947 at June 30, 2007.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2008	$59,620
2009	79,327
$138,947

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant for the Fund.  U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.  For the year ended June 30, 2007, the Fund incurred the following expenses for administration, fund accounting, and custody:

Administration	$50,920
Fund accounting	30,190
Custody	15,522
Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also employees of the Administrator.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2007

For the year ended June 30, 2007, the Fund was allocated $7,499 of the Chief Compliance Officer fee.

NOTE 4 – OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended June 30, 2007, were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	371	154,883
Options exercised	(95)	(25,934)
Options closed	(96)	(71,710)
Options outstanding, end of year	180	$57,239

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $25,677,433 and $27,317,164, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a line of credit in the amount of $11,750,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended June 30, 2007, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES

Net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of straddle losses.

The tax character of distributions paid during the years ended June 30, 2007 and 2006 were as follows:

	2007	2006
Ordinary income	$141,747	$—
Long-term capital gains	$1,815,230	$1,974,770

  Ordinary income distributions may include dividends paid from short-term capital gains.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2007.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2007

As of June 30, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (long positions) (a)	$37,451,140
Cost of investments (short positions) (a)	(57,239)
$37,393,901
Gross tax unrealized appreciation	$7,459,113
Gross tax unrealized depreciation	(780,663)
Net tax unrealized appreciation	$6,678,450
Undistributed ordinary income	$724,081
Undistributed long-term capital gain	3,151,671
Total distributable earnings	$3,875,752
Other accumulated gains/losses	$(58,082)
Total accumulated earnings/(losses)	$10,496,120

(a)	Represents cost for federal income tax purposes and differs from the cost for financial purposes due to straddle losses.

EXPENSE EXAMPLE
at June 30, 2007 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/07 – 6/30/07).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15% per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/07	6/30/07	1/1/07 – 6/30/07
Actual	$1,000.00	$1,047.70	$5.84
Hypothetical (5% return	$1,000.00	$1,019.09	$5.76
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
McCarthy Multi-Cap Stock Fund

We have audited the accompanying statement of assets and liabilities of McCarthy Multi-Cap Stock Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers have not replied to our confirmation requests.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Multi-Cap Stock Fund as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 17, 2007

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age
Address		Number of
Position held with Fund	Trustee	Portfolios
Principal Occupation(s) and other	of Fund	Overseen in
Directorships during past five years	Since*	Fund Complex**

Walter E. Auch, Age 86	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup Funds,
Pimco Advisors LLP, Senele Group and UBS Management
Eric M. Banhazl, Age 49	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee, President
Retired; formerly Senior Vice President, U.S. Bancorp Fund Services,
LLC, the Fund’s administrator, from 2001 to 2006; formerly, Executive
Vice President, Investment Company Administration, LLC (“ICA”).
James Clayburn LaForce, Age 78	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The
Metzler/Payden Investment Group, Arena Pharmaceuticals and Cancervax
Donald E. O’Connor, Age 71	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and Chief
Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds
George J. Rebhan, Age 72	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) (Continued)

Name, Age
Address		Number of
Position held with Fund	Trustee	Portfolios
Principal Occupation(s) and other	of Fund	Overseen in
Directorships during past five years	Since*	Fund Complex**

George T. Wofford III, Age 67	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of San
Francisco.
Other Directorships: None

OFFICERS
Robert M. Slotky, Age 60	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President, AML Officer
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); formerly Senior Vice President, ICA.
Jeanine M. Bajczyk, Age 42	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Assistant Vice President, Legal Compliance and Administration, U.S.
Bancorp Fund Services, LLC (since May 2006); Senior Counsel, Wells
Fargo Funds Management LLC (May 2005 to May 2006); Associate
Counsel, Strong Financial Corporation (January 2001 to May 2005).
Douglas G. Hess, Age 39	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President, Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

*	The term for each Trustee is indefinite.
**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Fund’s trustees and officers and is available, without charge, upon request by calling 1-866-811-0228.

NOTICE TO SHAREHOLDERS
at June 30, 2007 (Unaudited)

For the year ended June 30, 2007, the McCarthy Multi-Cap Stock Fund designated $141,747 as ordinary income for purposes of the dividends paid deduction.

For the year ended June 30, 2007, certain dividends paid by the McCarthy Multi-Cap Stock Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 73%.

For corporate shareholders in the McCarthy Multi-Cap Stock Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2007 was 72%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2007

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available without charge, upon request, by calling (866) 811-0228.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Information included in the Fund’s Form N-Q is also available by calling (866) 811-0228.

(This Page Intentionally Left Blank.)

Advisor
McCarthy Group Advisors, L.L.C.
1125 South 103rd Street, Suite 250
Omaha, Nebraska  68124-6019

Distributor
Quasar Distributor, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska  68137

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California  94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/07	FYE 6/30/06
Audit Fees	$14,700	$14,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/07	FYE 6/30/06
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date   9/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date  9/5/07

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date  9/5/07

* Print the name and title of each signing officer under his or her signature.